Exhibit 99.2

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company’s filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Income Statement Data
Consolidated income statements	1
Consolidated balance sheets	2
Components of minimum rents and other revenue	3
Calculation of funds from operations (FFO)	4
EBITDA, market capitalization and credit facility covenants	5
Net operating income growth for comparable properties	6

Balance Sheet Data
Total debt maturities	7

Operational Data
Occupancy and rent metrics	8
Leasing results	9
Top 10 tenants	10
Lease expirations	11

Development Activity
Capital expenditures	12
Major redevelopment projects	13

Other
WP Glimcher property information	14-21
Glossary of terms	22

CONSOLIDATED INCOME STATEMENTS

Washington Prime only

(dollars in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2014	2013	2014	2013
Revenue:
Minimum rent (see components on page 3)	$120,202	$112,649	$449,100	$426,039
Overage rent	4,366	3,715	9,357	8,715
Tenant reimbursements	49,665	46,044	194,826	184,742
Other (see components on page 3)	3,065	2,697	7,843	6,793
Total revenue	177,298	165,105	661,126	626,289

Expenses:
Property operating expenses	(28,088)	(26,556)	(109,715)	(104,089)
Real estate taxes	(18,458)	(17,715)	(77,587)	(76,216)
Total recoverable expenses	(46,546)	(44,271)	(187,302)	(180,305)
Depreciation and amortization	(55,327)	(45,657)	(197,890)	(182,828)
Repairs and maintenance	(6,178)	(6,694)	(23,431)	(22,584)
Advertising and promotion	(2,551)	(2,101)	(8,389)	(8,316)
Provision for doubtful accounts	(480)	(312)	(2,332)	(572)
General and administrative	(5,959)	-	(12,219)	-
Spin-off costs	1,024	-	(38,907)	-
Merger and transaction costs	(6,339)	-	(8,839)	-
Ground rent and other costs	(1,148)	(1,293)	(4,656)	(4,664)
Total operating expenses	(123,504)	(100,328)	(483,965)	(399,269)

Operating Income	53,794	64,777	177,161	227,020

Interest expense, net	(22,639)	(13,811)	(82,452)	(55,058)
Income and other taxes	(940)	(26)	(1,215)	(196)
Equity in income of unconsolidated real estate entities, net	127	564	973	1,416
Gain upon acquisition of controlling interests and on sale of interests in properties	10,509	-	110,988	14,152

Net income	40,851	51,504	205,455	187,334

Net income attributable to noncontrolling interests	7,216	8,737	35,426	31,853
Net income attributable to common shareholders	$33,635	$42,767	$170,029	$155,481

Earnings Per Share:
Weighted average common shares outstanding - basic	155,163	155,163	155,163	155,163
Weighted average common shares outstanding - diluted	188,195	186,738	187,491	186,738

Earnings per share - basic	$0.22	$0.28	$1.10	$1.00

Earnings per share - diluted	$0.22	$0.28	$1.10	$1.00

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS

Washington Prime only

(dollars in thousands)

	December 31	December 31
	2014	2013
Assets:
Investment properties at cost	$5,292,665	$4,789,705
Less accumulated depreciation	2,113,929	1,974,949
	3,178,736	2,814,756

Cash and cash equivalents	108,768	25,857
Tenant accounts receivable and accrued revenue, net	69,616	61,121
Investment in unconsolidated subsidiaries, at equity	-	3,554
Deferred costs and other assets, net	170,883	97,370
Total assets	$3,528,003	$3,002,658

Liabilities:
Mortgage notes payable	$1,435,114	$918,614
Unsecured term loan	500,000	-
Revolving credit facility	413,750	-
Accounts payable, accrued expenses, intangibles and deferred revenues	194,014	151,011
Cash distributions and losses in partnerships and joint ventures, at equity	15,298	41,313
Other liabilities	11,786	7,195
Total liabilities	2,569,962	1,118,133

Equity:
Stockholders’ equity
Common stock	16	-
Capital in excess of par value	720,921	-
SPG equity	-	1,565,169
Retained earnings	68,114	-
Total stockholders’ equity	789,051	1,565,169
Noncontrolling interests	168,990	319,356
Total equity	958,041	1,884,525
Total liabilities and equity	$3,528,003	$3,002,658

SUPPLEMENTAL INFORMATION | 2

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE

Washington Prime only

(dollars in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013

Components of Minimum Rents:

Base rent	$120,365	$112,386	$448,799	$425,845
Straight-line rents	(163)	263	301	194
Total Minimum Rents	$120,202	$112,649	$449,100	$426,039

Components of Other Revenue:
Sponsorship and other ancillary property income	$1,457	$1,748	$4,035	$5,169
Lease termination income	973	327	1,551	473
Gain on land sales	17	348	830	380
Other	618	274	1,427	771
Total Other Revenue	$3,065	$2,697	$7,843	$6,793

SUPPLEMENTAL INFORMATION | 3

CALCULATION OF FUNDS FROM OPERATIONS (INCLUDING PRO-RATA SHARE OF JOINT VENTURES)

Washington Prime only

(dollars in thousands, except per share data)

	Three months Ended December 31		Twelve months Ended December 31
	2014	2013	2014	2013
Funds from Operations ("FFO"):
Net income	$40,851	$51,504	$205,455	$187,334
Real estate depreciation and amortization, including joint venture impact	55,556	45,535	200,584	186,303
Noncontrolling interest portion of depreciation	-	(47)	-	(165)
Gain on sale of interests in properties and upon acquisition of controlling interests	(10,509)	-	(110,988)	(14,152)
Net income attributable to noncontrolling interest holders in properties	-	(35)	-	(213)
FFO	$85,898	$96,957	$295,051	$359,107

Adjusted Funds from Operations:
FFO	$85,898	$96,957	$295,051	$359,107
Add back: Simon spin-off costs	(1,024)	-	38,907	-
Add back: Glimcher merger and transaction costs	6,339	-	8,839	-
Adjusted FFO	$91,213	$96,957	$342,797	$359,107

Weighted average common shares outstanding - diluted	188,195	186,738	187,491	186,738

FFO per diluted share	$0.46	$0.52	$1.57	$1.92
Total adjustments	$0.02	-	0.25	-
Adjusted FFO per diluted share	$0.48	$0.52	$1.83	$1.92

	Three months Ended December 31		Twelve months Ended December 31
	2014	2013	2014	2013
Supplemental Disclosure of Amounts included in FFO:
Deferred leasing costs	$4,478	$3,070	$12,504	$10,778
Non-cash compensation expense	$523	$-	$1,789	$-
Straight-line adjustment as a (decrease) increase to minimum rents	$(163)	$263	$301	$194
Straight-line and fair market value adj. to ground lease expense recorded as an increase to other operating exp.	$207	$207	$824	$827
Fair value of debt amortized as a decrease to interest expense	$463	$157	$1,971	$509
Intangible and inducement amortization as a net increase to base rents	$214	$189	$557	$1,152

SUPPLEMENTAL INFORMATION | 4

EBITDA, MARKET CAPITALIZATION RATIOS AND CREDIT FACILITY COVENANTS

Washington Prime only

(dollars in thousands)

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Calculation of EBITDA:
Net income	$40,851	$51,504	$205,455	$187,334
Interest expense, net	22,639	13,811	82,452	55,058
Income and other taxes	940	26	1,215	196
Depreciation and amortization	55,327	45,657	197,890	182,828
EBITDA	119,757	110,998	487,012	425,416
Spin-off costs	(1,024)	-	38,907	-
Merger and transaction costs	6,339	-	8,839	-
Gain upon acquisition of controlling interests and on sale of interests in properties	(10,509)	-	(110,988)	(14,152)
Adjusted EBITDA	$114,563	$110,998	$423,770	$411,264

SUPPLEMENTAL INFORMATION | 5

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES

Washington Prime only

Including Pro-Rata Share of Unconsolidated Properties

(dollars in thousands)

	Quarter Ended December 31,			Year Ended December 31,
	2014	2013	Variance	2014	2013	Variance

Net Income	$40,851	$51,504	$(10,653)	$205,455	$187,334	$18,121
Income and other taxes	940	26	914	1,215	196	1,019
Interest expense	22,639	13,811	8,828	82,452	55,058	27,394
Gain on sale of interests in properties	(10,509)	-	(10,509)	(110,988)	(14,152)	(96,836)
Income from unconsolidated entities	(127)	(564)	437	(973)	(1,416)	443
Operating Income	53,794	64,777	(10,983)	177,161	227,020	(49,859)
General and administrative	5,959	-	5,959	12,219	-	12,219
Spin-off costs	(1,024)	-	(1,024)	38,907	-	38,907
Merger and transaction costs	6,339	-	6,339	8,839	-	8,839
Depreciation and amortization	55,327	45,657	9,670	197,890	182,828	15,062
NOI of consolidated properties	$120,395	$110,434	$9,961	$435,016	$409,848	$25,168

NOI of unconsolidated properties	2,914	11,408	(8,494)	25,958	44,352	(18,394)

Total NOI of our portfolio	$123,309	$121,842	$1,467	$460,974	$454,200	$6,774

Less NOI from non-comparable properties (1)	4,088	4,714	(626)	14,921	15,326	(405)
Comparable NOI	$119,221	$117,128	$2,093	$446,053	$438,874	$7,179
Comparable NOI percentage change			1.8%			1.6%

(1) Also includes adjustments to exclude non-comparable items such as lease termination fees and sales of outparcels.

SUPPLEMENTAL INFORMATION | 6

TOTAL DEBT MATURITIES (INCLUDES DEBT ASSUMED AT CLOSE OF MERGER)

WP Glimcher - pro-forma adjustments to include GRT

(dollars in thousands)

Note: The large maturity in 2016 relates to the bridge loan that will be repaid with the JV and bond offering.

SUPPLEMENTAL INFORMATION | 7

OCCUPANCY AND RENT METRICS

WP Glimcher - pro-forma adjustments to include GRT

As of December 31, 2014

	December 31,	December 31,

	2014	2013

Malls:

Occupancy	91.7%	91.7%

Occupancy cost	13.1%	13.1%

Base minimum rent PSF	$25.88	$26.25

Community lifestyle centers:

Occupancy	95.6%	95.7%

Base minimum rent PSF	$13.79	$13.46

Total portfolio:

Occupancy	93.2%	93.3%

Base minimum rent PSF	$21.00	$20.94

Metrics include the WPG properties owned at December 31, 2014 as well as the properties acquired with the Glimcher merger in January 2015, excluding Jersey Gardens and University Park Village.

SUPPLEMENTAL INFORMATION | 8

LEASING RESULTS

WP Glimcher - pro-forma adjustments to include GRT

For the year ended December 31, 2014

	Square Footage Analysis			Annualized 1st-Year Minimum Base Rent			Number of Deals			Average Term

	New Deals	Renewals	Total	New Deals	Renewals	Total	New Deals	Renewals	Total	New Deals	Renewals	Total

Community lifestyle centers:

Stores	249,899	305,856	555,755	$21.20	$22.26	$21.79	88	111	199	6.5	4.0	5.1

Malls:

Stores	796,239	2,001,337	2,797,576	$24.38	$27.98	$26.89	227	722	949	7.1	3.6	4.5

Subtotal	1,046,138	2,307,193	3,353,331	$ 23.62	$ 27.15	$ 26.00	315	833	1,148	6.9	3.7	4.6

Leasing results include both the WPG properties owned at December 31, 2014 as well as the properties acquired with the merger with Glimcher in January 2015, excluding Jersey Gardens and University Park Village.

SUPPLEMENTAL INFORMATION | 9

TOP 10 TENANTS

WP Glimcher - pro-forma adjustments to include GRT

As of December 31, 2014

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)

Tenant Name	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Base Minimum Rent

Signet Jewelers, Ltd.	181	239,694	0.4%	3.2%
L Brands, Inc.	141	661,295	1.0%	2.6%
Foot Locker, Inc.	130	524,061	0.8%	2.2%
Ascena Retail Group Inc.	119	597,140	0.9%	1.5%
Luxottica Group	108	283,453	0.4%	1.3%
Genesco Inc.	137	220,939	0.3%	1.3%
American Eagle Outfitters, Inc.	55	310,801	0.5%	1.3%
Gap, Inc.	43	508,440	0.7%	1.2%
Finish Line, Inc.	52	294,975	0.4%	1.1%
Aeropostale, Inc.	68	236,279	0.3%	0.9%

Anchor Stores (Ranked by Total GLA)

Tenant Name	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Base Minimum Rent

Sears Holding Corp.	58	8,175,846	12.0%	1.1%
JCPenney Company, Inc.	49	6,207,163	9.1%	1.3%
Macy’s, Inc.	36	6,027,126	8.8%	0.5%
Dillard’s, Inc.	28	3,902,495	5.7%	0.1%
The Bon-Ton Stores, Inc.	19	1,856,405	2.7%	0.9%
Target Corporation	12	1,625,339	2.4%	0.0%
Kohl’s Corporation	14	1,277,064	1.9%	0.9%
Belk, Inc.	13	1,070,585	1.6%	0.1%
Dick’s Sporting Goods, Inc.	15	840,330	1.2%	1.3%
Burlington Stores, Inc.	10	814,577	1.2%	0.8%

Tenants include both the WPG properties owned at December 31, 2014 as well as the properties acquired with the merger with Glimcher in January 2015, excluding Jersey Gardens and University Park Village.

SUPPLEMENTAL INFORMATION | 10

LEASE EXPIRATIONS

WP Glimcher - pro-forma adjustments to include GRT

As of December 31, 2014

Combined Inline Stores and Freestanding

	Number of Leases Expiring	Square Feet	Average Base Minimum Rent PSF	Percentage of Gross Annual Rental Revenues
Year
Month To Month Leases	199	345,773	$25.25	1.4%
2015	1,016	2,812,439	$22.83	10.1%
2016	1,011	3,209,205	$24.04	12.2%
2017	854	2,799,918	$24.20	10.7%
2018	647	2,011,991	$26.62	8.5%
2019	558	1,938,499	$25.98	8.0%
2020	320	1,389,850	$24.89	5.5%
2021	220	1,015,350	$24.05	3.9%
2022	250	1,092,615	$23.89	4.1%
2023	305	1,428,571	$23.39	5.3%
2024	242	933,878	$26.81	4.0%
Thereafter	117	677,331	$22.57	2.4%
Specialty Leasing Agreements w/ terms in excess of 12 months	661	1,441,937	$12.43	2.8%

Combined Anchors

	Number of Leases Expiring	Square Feet	Average Base Minimum Rent PSF	Percentage of Gross Annual Rental Revenues
Year
Month To Month Leases	2	69,884	$6.38	0.1%
2015	20	1,099,817	$5.47	1.0%
2016	49	2,878,381	$6.36	2.9%
2017	34	2,273,127	$5.07	1.8%
2018	45	2,514,052	$7.39	2.8%
2019	34	2,167,505	$6.14	2.1%
2020	46	2,580,277	$6.83	2.8%
2021	18	1,253,364	$7.71	1.5%
2022	16	915,171	$6.91	1.0%
2023	26	1,232,950	$8.33	1.6%
2024	17	865,354	$7.38	1.0%
Thereafter	50	4,897,643	$3.19	2.5%
Specialty Leasing Agreements w/ terms in excess of 12 months	-	-	$0.00	0.0%

Metrics include both the WPG properties owned at December 31, 2014 as well as the properties acquired with the merger with Glimcher in January 2015, excluding Jersey Gardens and University Park Village.

SUPPLEMENTAL INFORMATION | 11

CAPITAL EXPENDITURES

WP Glimcher - pro-forma adjustments to include GRT

(dollars in thousands)

	Twelve Months Ended December 31, 2014	Twelve Months Ended December 31, 2013

New Developments	$1,087	$2,686
Redevelopments, Renovations, and Expansions	$83,914	$91,237

Property Capital Expenditures:
Non-Anchor stores tenant improvements and allowances	$40,848	$42,734
Operational capital expenditures	34,266	29,206
Total Property Capital Expenditures	$75,114	$71,940

Includes both the WPG properties owned at December 31, 2014, as well as the properties acquired with the merger with Glimcher in January 2015, excluding Jersey Gardens and University Park Village.

SUPPLEMENTAL INFORMATION | 12

MAJOR REDEVELOPMENT PROJECTS

Includes projects from merger with GRT

(dollars in thousands)

	City	St	Estimated Total Costs (1)	Estimated Project Yield (2)	Estimated Completion (2)	Description

Current Projects:

Scottsdale Quarter - Phase III	Scottsdale	AZ	$110,000 - $130,000	7% - 8%	2015/2016	Multi-use addition to existing center

Fairfield Town Center	Houston	TX	$75,000 - $85,000	8% - 9%	2016/2017	Multi-phase retail development

Jefferson Valley Mall	Yorktown Hts	NY	$32,000 - $36,000	7% - 8%	2017 2Q	Redevelop center; add Dick's Sporting Goods

Town Center Plaza	Leawood	KS	$30,000 - $40,000	7% - 8%	2015/2016	New Arhaus, Restoration Hardware, pedestrian walkway

Mall at Fairfield Commons	Dayton	OH	$18,000 - $20,000	7% - 8%	2015 4Q	Demolish former dprtmt store & replace w/ restaurants

Rockaway Commons	Rockaway	NJ	$8,000 - $10,000	13% - 14%	2015 4Q	Re-anchor w/ Nordstrom Rack & add'l junior anchor
Total major projects			$273,000 - $321,000	7% - 9%

(1)  Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

(2)  Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

Note that the project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the mall.

SUPPLEMENTAL INFORMATION | 13

WP GLIMCHER PROPERTY INFORMATION - includes properties from merger with GRT

As of December 31, 2014

							Debt Information
										Indebtedness
Property Name (1)	St	City	Legal Ownership (2)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date	Interest Rate	Type	Total	WP Glimcher Share
Malls
Anderson Mall	SC	Anderson	100%	671,311	316,122	355,189	12/01/22	4.61%	Fixed	$19,933	$19,933
Ashland Town Center	KY	Ashland	100%	434,460	331,070	103,390	07/06/21	4.90%	Fixed	$39,898	$39,898
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	578,400	277,102	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,101,261	589,709	511,552
Brunswick Square	NJ	East Brunswick (New York)	100%	760,790	289,495	471,295	03/01/24	4.80%	Fixed	$76,084	$76,084
Charlottesville Fashion Square	VA	Charlottesville	100%	576,787	353,084	223,703	04/01/24	4.54%	Fixed	$49,434	$49,434
Chautauqua Mall	NY	Lakewood	100%	427,590	422,614	4,976
Chesapeake Square	VA	Chesapeake (VA Beach)	75%	759,929	560,420	199,509	02/01/17	5.84%	Fixed	$64,014	$48,011
Colonial Park Mall	PA	Harrisburg	100%	739,187	371,741	367,446
Cottonwood Mall	NM	Albuquerque	100%	1,036,042	401,965	634,077	04/06/24	4.82%	Fixed	$103,999	$103,999
Dayton Mall	OH	Dayton	100%	1,443,520	785,239	658,281	09/01/22	4.57%	Fixed	$82,000	$82,000
Edison Mall	FL	Fort Myers	100%	1,054,445	572,153	482,292
Forest Mall	WI	Fond Du Lac	100%	500,623	249,293	251,330
Grand Central Mall	WV	Parkersburg	100%	848,292	742,469	105,823	07/06/20	6.05%	Fixed	$42,515	$42,515
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,287,311	580,178	707,133
Gulf View Square	FL	Port Richey (Tampa)	100%	754,818	400,172	354,646
Indian Mound Mall	OH	Newark	100%	556,817	464,156	92,661

SUPPLEMENTAL INFORMATION | 14

WP GLIMCHER PROPERTY INFORMATION - includes properties from merger with GRT

As of December 31, 2014

							Debt Information
										Indebtedness
Property Name (1)	St	City	Legal Ownership (2)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date	Interest Rate	Type	Total	WP Glimcher Share
Malls
Irving Mall	TX	Irving (Dallas)	100%	1,052,862	489,318	563,544
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	555,221	389,529	165,692
Knoxville Center	TN	Knoxville	100%	960,882	506,270	454,612
Lima Mall	OH	Lima	100%	743,555	543,733	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	421,992	421,992	0	04/01/21	4.26%	Fixed	$52,366	$52,366
Lindale Mall	IA	Cedar Rapids	100%	712,760	462,007	250,753
Longview Mall	TX	Longview	100%	638,565	194,480	444,085
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,008,714	859,302	149,412
Mall at Johnson City, The	TN	Johnson City	100%	570,995	495,587	75,408	05/06/20	6.76%	Fixed	$52,262	$52,262
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	908,085	325,606	582,479
Markland Mall	IN	Kokomo	100%	418,294	414,814	3,480
Melbourne Square	FL	Melbourne	100%	705,642	420,824	284,818
Merritt Square Mall	FL	Merritt Island	100%	810,814	475,141	335,673	09/01/15	5.35%	Fixed	$53,465	$53,465
Mesa Mall	CO	Grand Junction	100%	873,741	431,037	442,704	06/01/16	5.79%	Fixed	$87,250	$87,250
Morgantown Mall	WV	Morgantown	100%	555,372	555,372	0
Muncie Mall	IN	Muncie	100%	635,870	386,070	249,800	04/01/21	4.19%	Fixed	$36,551	$36,551
New Towne Mall	OH	New Philadelphia	100%	509,705	509,705	0

SUPPLEMENTAL INFORMATION | 15

WP GLIMCHER PROPERTY INFORMATION - includes properties from merger with GRT

As of December 31, 2014

							Debt Information
										Indebtedness
Property Name (1)	St	City	Legal Ownership (2)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date	Interest Rate	Type	Total	WP Glimcher Share
Malls
Northlake Mall	GA	Atlanta	100%	962,980	576,580	386,400
Northtown Mall	MN	Blaine	100%	547,854	547,854	0
Northwoods Mall	IL	Peoria	100%	693,481	220,512	472,969
Oak Court Mall	TN	Memphis	100%	849,265	363,448	485,817	04/01/21	4.76%	Fixed	$39,614	$39,614
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,181	556,001	403,180
Paddock Mall	FL	Ocala	100%	552,308	321,751	230,557
Pearlridge Center	HI	Aiea	100%	1,139,887	1,139,887	0	11/01/15	4.60%	Fixed	$172,103	$172,103
Polaris Fashion Place	OH	Columbus	100%	1,437,685	685,466	752,219	03/01/25	3.90%	Fixed	$225,000	$225,000
Port Charlotte Town Center	FL	Port Charlotte	80%	764,849	480,640	284,209	11/01/20	5.30%	Fixed	$45,593	$36,474
Richmond Town Square	OH	Richmond Heights (Cleveland)	100%	1,011,808	541,857	469,951
River Oaks Center	IL	Calumet City (Chicago)	100%	1,192,641	688,382	504,259
River Valley Mall	OH	Lancaster	100%	521,587	521,587	0	01/11/16	5.65%	Fixed	$45,793	$45,793
Rolling Oaks Mall	TX	San Antonio	100%	882,348	286,040	596,308
Rushmore Mall	SD	Rapid City	100%	829,234	752,758	76,476	02/01/19	5.79%	Fixed	$94,000	$94,000
Seminole Towne Center	FL	Sanford (Orlando)	45%	1,104,690	591,400	513,290	05/06/21	5.97%	Fixed	$57,346	$25,806
Southern Hills Mall	IA	Sioux City	100%	794,367	550,420	243,947	06/01/16	5.79%	Fixed	$101,500	$101,500
Southern Park Mall	OH	Youngstown	100%	1,204,641	1,009,077	195,564

SUPPLEMENTAL INFORMATION | 16

WP GLIMCHER PROPERTY INFORMATION - includes properties from merger with GRT

As of December 31, 2014

							Debt Information
										Indebtedness
Property Name (1)	St	City	Legal Ownership (2)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date	Interest Rate	Type	Total	WP Glimcher Share
Malls
Sunland Park Mall	TX	El Paso	100%	922,210	327,273	594,937
Outlet Collection | Seattle, The	WA	Seattle	100%	921,472	921,472	0	02/11/15	7.54%	Fixed	$49,969	$49,969
Town Center at Aurora	CO	Aurora (Denver)	100%	1,082,991	343,050	739,941	04/01/19	4.19%	Fixed	$55,000	$55,000
Towne West Square	KS	Wichita	100%	936,908	440,375	496,533	06/01/21	5.61%	Fixed	$48,573	$48,573
Valle Vista Mall	TX	Harlingen	100%	650,570	492,170	158,400	05/10/17	5.35%	Fixed	$40,000	$40,000
Virginia Center Commons	VA	Glen Allen	100%	785,049	444,141	340,908
Weberstown Mall	CA	Stockton	100%	856,817	283,493	573,324	06/08/16	5.90%	Fixed	$60,000	$60,000
West Ridge Mall	KS	Topeka	100%	995,627	391,516	604,111	03/06/24	4.84%	Fixed	$42,740	$42,740
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,203,700	431,009	772,691	04/01/24	4.65%	Fixed	$84,060	$84,060
WestShore Plaza	FL	Tampa	100%	1,076,374	847,912	228,462	10/01/17	3.65%	Variable	$119,600	$119,600

Community Lifestyle Centers
Arbor Hills (3)	MI	Ann Arbor	93%	87,395	87,395	0	01/01/26	4.27%	Fixed	$25,500	$23,621
Arboretum, The	TX	Austin	100%	194,972	194,972	0
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	686,639	375,094	311,545	11/01/15	8.15%	Fixed	$24,732	$24,732
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,589	40,927	65,662
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0

SUPPLEMENTAL INFORMATION | 17

WP GLIMCHER PROPERTY INFORMATION - includes properties from merger with GRT

As of December 31, 2014

							Debt Information
										Indebtedness
Property Name (1)	St	City	Legal Ownership (2)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date	Interest Rate	Type	Total	WP Glimcher Share
Community Lifestyle Centers
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Clay Terrace	IN	Carmel (Indianapolis)	100%	576,784	482,798	93,986	10/01/15	5.08%	Fixed	$115,000	$115,000
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	230,683	216,870	13,813	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	239,483	10,005
Fairfield Town Center	TX	Houston	100%	108,000	0	108,000
Forest Plaza	IL	Rockford	100%	434,838	414,542	20,296	10/10/19	7.50%	Fixed	$17,366	$17,366
Gaitway Plaza	FL	Ocala	88%	208,051	207,251	800	07/01/15	4.60%	Fixed	$13,900	$12,261
Gateway Centers	TX	Austin	100%	512,664	403,661	109,003
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756	04/01/16	4.43%	Fixed	$12,954	$12,954
Keystone Shoppes	IN	Indianapolis	100%	29,080	29,080	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,568	124,939	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,370	311,961	55,409

SUPPLEMENTAL INFORMATION | 18

WP GLIMCHER PROPERTY INFORMATION - includes properties from merger with GRT

As of December 31, 2014

							Debt Information
										Indebtedness
Property Name (1)	St	City	Legal Ownership (2)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date	Interest Rate	Type	Total	WP Glimcher Share
Community Lifestyle Centers
Lakeline Plaza	TX	Cedar Park (Austin)	100%	387,304	356,867	30,437	10/10/19	7.50%	Fixed	$16,269	$16,269
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	243,326	37,861	205,465
MacGregor Village	NC	Cary	100%	144,301	144,301	0
Malibu Lumber Yard (3)	CA	Malibu	100%	31,438	31,438	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,670	317,535	123,135	10/06/22	4.28%	Fixed	$24,102	$24,102
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	272,636	181,236	91,400
Morgantown Commons	WV	Morgantown	100%	230,843	230,843	0
Muncie Towne Plaza	IN	Muncie	100%	172,617	172,617	0	10/10/19	7.50%	Fixed	$6,764	$6,764
North Ridge Shopping Center	NC	Raleigh	100%	169,774	164,374	5,400	12/01/22	3.41%	Fixed	$12,500	$12,500
Northwood Plaza	IN	Fort Wayne	100%	208,076	79,877	128,199
Oklahoma City Properties (3)	OK	Oklahoma City	99%	288,135	288,135	0
Palms Crossing	TX	McAllen	100%	392,305	358,468	33,837	08/01/21	5.49%	Fixed	$36,620	$36,620
Plaza at Buckland Hills, The	CT	Manchester	100%	329,885	218,986	110,899
Richardson Square	TX	Richardson (Dallas)	100%	517,265	41,354	475,911

SUPPLEMENTAL INFORMATION | 19

WP GLIMCHER PROPERTY INFORMATION - includes properties from merger with GRT

As of December 31, 2014

							Debt Information
										Indebtedness
Property Name (1)	St	City	Legal Ownership (2)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date	Interest Rate	Type	Total	WP Glimcher Share
Community Lifestyle Centers
Rockaway Commons	NJ	Rockaway (New York)	100%	238,253	229,145	9,108
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	371,908	70,632	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	202,921	191,968	10,953
Scottsdale Quarter (3)	AZ	Scottsdale	100%	541,386	541,386	0	05/22/15	3.27%	Variable	$130,000	$130,000
							10/01/15	4.91%	Fixed	$65,492	$65,492
Shops at Arbor Walk, The	TX	Austin	100%	458,468	280,314	178,154	08/01/21	5.49%	Fixed	$41,388	$41,388
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,889	330,047	61,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
Town Center Crossing & Plaza (3)	KS	Leawood	100%	605,104	483,871	121,233	02/01/27	4.25%	Fixed	$36,634	$36,634
							02/01/27	5.00%	Fixed	$73,628	$73,628
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,576	290,037	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
Waterford Lakes Town Center	FL	Orlando	100%	960,226	685,726	274,500
West Ridge Plaza	KS	Topeka	100%	254,480	99,987	154,493	03/06/24	4.84%	Fixed	$10,685	$10,685

SUPPLEMENTAL INFORMATION | 20

WP GLIMCHER PROPERTY INFORMATION - includes properties from merger with GRT

As of December 31, 2014

							Debt Information
										Indebtedness
Property Name (1)	St	City	Legal Ownership (2)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date	Interest Rate	Type	Total	WP Glimcher Share
Community Lifestyle Centers
West Town Corners	FL	Altamonte Springs (Orlando)	88%	385,366	236,748	148,618	07/01/15	4.60%	Fixed	$18,800	$16,583
Westland Park Plaza	FL	Orange Park (Jacksonville)	88%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	387,911	235,128	152,783	10/10/19	7.50%	Fixed	$13,527	$13,527
Whitehall Mall	PA	Whitehall	100%	613,417	598,543	14,874	11/01/18	7.00%	Fixed	$10,198	$10,198
Wolf Ranch	TX	Georgetown (Austin)	100%	627,284	415,098	212,186

Total				68,373,592	43,041,429	25,332,163				2,762,721	2,700,324

Footnotes:

(1)         Property list includes both the WPG properties owned at December 31, 2014 as well as the properties acquired with the merger with Glimcher in January 2015, excluding Jersey Gardens and University Park Village.

(2)         Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.

(3)         Reporting in the mall operating metrics as of December 31, 2014.

SUPPLEMENTAL INFORMATION | 21

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA

Net income/(loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized remeasurement adjustment of derivative instrument.

- Funds from operation (FFO)

Funds From Operation ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies.  The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income/(loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)

Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy

Occupancy is the percentage of total owned square footage (GLA) which is leased as of the last day of the reporting period. For malls, all company owned space except for mall anchors, mall majors, mall freestanding, office and mall outlots in the calculation. For community lifestyle centers, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for mall stores of 10,000 sf or less.

SUPPLEMENTAL INFORMATION | 22